Triad
HOSPITALS, INC.

Growth Management Presentation

February 6, 2003

This presentation contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Company", "Triad", and "Triad Hospitals, Inc." as used throughout this presentation refer to Triad Hospitals, Inc. and its affiliates.

Contents

- Growth
- Operations
- Capital
- Not-for-Profit (NFP) Partnerships
- Management
- Outlook

Outlook for Growth

- Growth in Earnings
- Growth in Return on Invested Capital (ROIC)
- Improving Balance Sheet

} Near-term & Medium-term & Long-term

Growth in Earnings Per Share



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
$(0.74)
+73%
$(0.20)
+135%
$0.27
+137%
$0.64
+180%
$1.78-1.80
+20%
$2.08-2.20
+20%
$2.46-2.70
1998
1999
2000
2001
2002E
2003E
2004E

- Company has not changed its earnings guidance since October 22, 2002.
- Company policy is to update guidance if it becomes aware of a material change, even in a Quiet Period.
- Company is currently in its customary Quiet Period prior to quarterly earnings release on 2/24/03.

As reported in earnings and other releases. Sum of the quarters for 1998-2001. 2001 is from continuing operations, excludes special items, and reflects the pro forma impact of preliminary appraisals and purchase price allocations.

Triad HOSPITALS, INC.

Sources of Growth

- Operations
  - Improve operating performance – Volume, Price, Margin
- Capital Investment
  - Invest capital in existing and new markets
- Not-for-Profit (NFP) Partnerships
  - Partner with Not-for-Profit hospitals

Strategy for Growth

Strategy	Element	Growth
Operations	Physician Relations "PLGs"  Community Relations Trustees  Nursing Relations "NLGs" 	<u>Op. Perf.</u> Volume Rate Margin Mission
Capital Investment	Expansion – Existing Markets Development – New Markets 	Expansion
Not-for-Profit Partnership	Management & Consulting Preferred Capital Partner 	Development

Triad HOSPITALS, INC.

Operations

Platform for Operations Growth

49 Hospitals (Including 1 Under Construction)
14 Ambulatory Surgery Centers
Small Cities & Selected Urban Markets
17 States – West, South, Midwest U.S.
> 95% of Consolidated EBITDA

Management & Consulting Subsidiary (QHR)
200+ Rural & Small City Hospitals
40+ States – Nationwide
< 5% of Consolidated EBITDA

$4+ Billion Assets, $3.5+ Billion Revenues, $0.5+ Billion EBITDA

Operational Presence – Owned Hospitals


Original Triad Hospitals
Acquired Hospitals
New Developments

Triad

Growth from Operations

EBITDA Margin



25%
23%
21%
19%
17%
15%
13%
11%
9%
7%
15.4%
15.8%
16.8%
18.5%
19.6%
20.4%
22.3%
22.9%
TRI
UHS
CYH
PRV
HCA
THC
LPNT
HMA

Triad has improved its EBITDA margin by 6% since 1998.

Triad expects continued margin improvement to 17%+.

Data is for twelve months ended 9/30/02 for TRI, UHS, CYH, PRV, HCA, LPNT and HMA, and for twelve months ended 8/31/02 for THC. EBITDAR is used for UHS.
Source: Company reports.

Triad

Operations Strategy – Physician Relations

- Physician Leadership Groups – "PLGs"

  - Local PLG at each hospital
    - National PLG President on Triad Board (ex officio)

  - Key and influential physicians are members
    - Hospital and Corporate Management participate

  - Facilitate robust dialogue, create mutual benefit



Generates Volume, Price, Margin.

Positions Triad as Preferred Provider with NFPs, Communities.

Triad

Operations Strategy – Community Relations

- Local Boards of Trustees

  - Community leaders

  - Local-issues governance authority



Generates Volume, Price, Margin.

Positions Triad as Preferred Provider with NFPs, Communities.

Triad

Operations Strategy – Nursing Relations

- Nursing Leadership Group – "NLG"
  - Led by hospitals' Chief Nursing Officers
  - Local "grass roots" initiatives
  - National "best practices" applications



Improves Recruiting, Retention, Satisfaction.

Positions Triad as Preferred Employer.

Triad

Triad
HOSPITALS, INC.

Capital

Growth from Capital Investment

- Most CapEx will be for Expansion & Development
  - Only $100 +/- mm for Maintenance per year
- Expansion & Development Should Add:
  - Incremental Volume (inpatient & outpatient)
  - Incremental Cash Flow
  - Value

Capital Investment Should Increase Future ROIC.

Growth from Capital Investment

- For each Expansion & Development Project…

  - Triad performs Discounted Cash Flow (DCF) Analysis…
  - Discounting projected Free Cash Flows (FCF)…
  - At an appropriate Hurdle Rate for that Project…
    - Hurdle Rate is significantly higher than WACC
  - To ensure a Positive Net Present Value (NPV).

Expansion & Development Capital Should Generate Returns.

Returns > Hurdle Rate > WACC.

Triad

Capital Investment Strategy

- Internal – Expansion
- External – Development & Acquisition
  - Mostly Development, Less Acquisition
    - Generally Better Returns from Development
  - Focus on Not-for-Profit Partnerships
  - Several Hospitals Per Year



Supplements Growth from Operations.

Generates Growth in ROIC.

Triad

Capital Investment Strategy

Capital Expenditures, 2001-2003E (millions)



$400
$300
$200
$100
$0
2001
2002E
2003E
Maintenance
Expansion & Development

Expansion & Development Projects Should Generate Returns:

Returns > Hurdle Rate > WACC.

Current management estimates, subject to change.

Capital Investment Strategy – Developments

Hospital	Summary
MountainView Regional (Las Cruces, NM)	New $67 mm, 112/172-bed hospital, opened 8/02 Stem outmigration to El Paso, TX Owned and managed by Triad
Mesa View Regional (Mesquite, NV)	New $30 mm, 30-bed hospital to open 2004 Stem outmigration to St. George, UT and Las Vegas Owned by Triad/managed by QHR

Triad

Triad
HOSPITALS, INC.

Not-for-Profit Partnerships

Not-for-Profit Partnership Strategy

- **Contract Management & Consulting (QHR)**
  - Contract management for 200 Not-for-Profit hospitals
  - Consulting and education to hospitals
  - Specialized consulting to hospitals in distress
- **Capital Partnership**
  - Partner with Not-for-Profits – investment, development, acquisition
  - Most U.S. hospitals are Not-for-Profits
    - Many have limited access to capital
      - Selling is often least attractive option

Operations Strategy = Unique Appeal to NFP Partners.

Triad

Not-for-Profit Partnerships – Potential Developments

Hospital	Summary
Eugene/Springfield, OR	Not-for-Profit Partnership with local hospital Triad majority partner, with shared governance JV to own existing hospital & build replacement
Palmer, AK	Not-for-Profit Partnership with local hospital Triad majority partner, with shared governance JV to own existing hospital & build replacement
Erwin, NC	Not-for-Profit Partnership Triad majority partner, with shared governance Currently managed by QHR Lease hospital … then build replacement hospital QHR would manage daily operations

Triad

Not-for-Profit Partnerships – Potential Developments

Hospital	Summary
Fairmont, WV	Selected by community as a result of NFP strategy Sole community provider in CON state Currently managed by QHR Lease hospital, then build replacement hospital Triad would own and manage

Triad
HOSPITALS, INC.

Management

Corporate Executive Responsibilities for Growth

	Operations	Development/ Acquisitions	Not-for-Profit Partnerships
CEO	√	√	√
COO	√		
CFO	√	√	√
EVP, Development & Mgmt. Svcs.		√	√

Triad

Corporate Executive Management Team



James D. Shelton, Chairman & CEO

- Leads Development of Corporate Strategy
- Involved in Operations, Development, Not-for-Profit Partnerships
- Visits All Triad Facilities Multiple Times Annually to Meet with Management, Physicians, Trustees, Nurses
- 20+ Years of Hospital Administration

Triad

Corporate Executive Management Team



Michael J. Parsons, COO

- Leads Hospital and ASC Operations
- Not Involved in Developments or Not-for-Profit Partnerships at all
- Leads Nursing Relations Strategy through NLG
- 20+ Years of Hospital Administration

Corporate Executive Management Team



Burke W. Whitman, CFO

- Leads Development and Implementation of Corporate Financial Strategy
- Involved in Operations, Development, Not-for-Profit Partnerships
- Leads Rigorous Focus on Return on Capital
- Directs Corporate Control, Risk Management & Governance Activities

Corporate Executive Management Team



Daniel J. Moen,
EVP of Development and Management Services

- Leads Development (including Not-for-Profit Partnerships and Facility Acquisitions)
- Leads Management Services as CEO of QHR Management Services Subsidiary
- Not Involved in Owned Hospital Operations at all
- 20+ Years of Hospital Administration

Management Organization

- Hospitals
  - CEO, CFO, CNO, COO at each hospital
- Divisions
  - 5 divisions with 10 hospitals each
  - Division President, Division CFO, and Division Analyst run each division
  - Division Presidents report to COO Mike Parsons
  - Focused solely on hospital operations – not involved in development or NFPs at all

Triad

Management of Corporate Governance

- Capital Committee
  - Corporate CEO, COO, CFO
  - Approves every capital expenditure
  - Ensures that projects meet return criteria
  - Ensures balance with corporate financial and strategic objectives
- Controls
  - Daily, weekly, monthly, quarterly operations reports
  - Quarterly Attestations/Certifications by Facility and Division Management
  - Robust Compliance program
  - All reviewed by Executive, Division, Facility Management

Triad

Management of Balance Sheet for Growth

Debt/EBITDA


6
5
4
3
2
1
0
5.2
3.5
3.3
3.6 (1)
3.2
2.5-3.0
Acquired Quorum
1998
1999
2000
2001
2002E
Target

Debt at 9/30/02		Rate
Bank	$ 784 mm	4.07%(A)/4.82%(B)
Sr. Notes	$ 600 mm	8.75%
Sr. Sub. Notes	$ 325 mm	11.00%
Other	$ 5 mm	Various
Total	$1,714 mm	

(1) Assumes management's run rate estimate of EBITDA and total debt of $1,781 million at 12/31/01.

Management of Capital for Growth

Yield to Worst (Lower is Better)



15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
Market
TRI 11% Sr. Sub. Notes
1/6/00
7/4/00
12/31/00
6/29/01
12/26/01
6/24/02
12/21/02

Source: Securities firm. Market is securities firm's High Yield Index.

Triad

Triad
HOSPITALS, INC.

Outlook

Our Past, Present & Future

1999 - 2000	2001	2002 & Beyond
Spin-Off	Acquisition	Improve Operations
Culture	Integration	Invest Capital
Strategy		Partner with Not-for-Profits
Portfolio		Grow Earnings & ROIC
Balance Sheet		Improve Balance Sheet
Performance Start		

Triad

Triad
HOSPITALS, INC.

Growth Management Presentation

February 6, 2003